                                                                 EXHIBIT 11.1(b)
                                 PROMISSORY NOTE

  PRINCIPAL       LOAN DATE      MATURITY         LOAN NO       CALL/COLL       ACCOUNT       OFFICER     INITIALS
$6,500,000.00    02-07-2002     06-30-2004      932900001-1                   932900001-1      22163

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:  INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.    Lender: CALIFORNIA BANK & TRUST
           9162 ETON AVENUE                                      COMMERCIAL LOAN CENTER
           CHATSWORTH, CA 91311                                  550 SOUTH HOPE STREET, SUITE 300
                                                                 LOS ANGELES, CA 90071

Principal Amount: $6,500,000.00    Initial Rate: 4.750%   Date of Note: February 7, 2002

PROMISE TO PAY. INTERNATIONAL REMOTE IMAGING SYSTEMS, INC. ("BORROWER") PROMISES TO PAY TO CALIFORNIA BANK & TRUST ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SIX MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($6,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JUNE 30, 2004. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING FEBRUARY 28, 2002, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ACCRUED UNPAID INTEREST, THEN TO PRINCIPAL, AND ANY REMAINING AMOUNT TO ANY UNPAID COLLECTION COSTS AND LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to change from time to time based on changes in an index which is the rate of interest set from time to time by Bank as its Prime Rate. California Bank & Trust Prime Rate is determined by Bank as a means of pricing credit extensions to some customers and is neither tied to any external rate of interest or index nor is it necessarily the lowest rate of interest charged by Bank at any given time for any particular class of customers or credit extensions (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.750%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 4.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Note. Principal shall be payable as specified herein in the "Payment" section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

        (A) DEFAULT OPTION. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph herein (the "Default Option").

        (B) LONDON INTERBANK OFFERED RATE. A margin of 2.000 percentage points over London Interbank Offered Rate. For purposes of this Note, London Interbank Offered Rate shall mean the rate of interest at which deposits in U.S. Dollars for the relevant Interest Period is offered to first class banks in the London Interbank market as quoted for the mid-moving average LIBOR Rate as published by Telerate Systems, Inc. or such other publication of such rate as the holder of this Note shall reasonably select, two (2) Business Days prior to the commencement of the relevant Interest Period. An "Interest Period" is a one, two or three month period as selected by Borrower in a writing delivered to Lender as provided below. Interest based on this Rate Option is a floating rate and will change on and as of the date of a change in London Interbank Offered Rate (the "Interest Period"). Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period and, in the case of an Interest Period greater than three (3) months, at three month (3 month) intervals after the first day of such Interest Period.

The following provisions concerning Rate Options are a part of this Note:

        SELECTION OF RATE OPTIONS. Provided Borrower is not in default under this Note, Borrower may request (a "Rate Request") that a $250,000.00 increment or any amount in excess thereof (an "Increment") of the outstanding principal of, or amounts to be disbursed under, this Note bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested. *

        APPLICABLE INTEREST RATE. Borrower's Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the "Effective Rate"), which Borrower requested, for the applicable Interest Period, subject to the following:

               (1) Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default ion if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this "Interest Rate Options" section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

               (2) Borrower may have no more than a total of 3 Effective Rates applicable to amounts outstanding under this Note at any given time.

               (3) A Rate Request shall be effective as to amounts to be disbursed under this Note only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower's account in accordance with the provisions of this Note and any related loan documents.

               (4) Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Default Option.

               (5) Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

               (6) If Borrower is in default under this Note ("Default"), then Lender shall no longer be obligated to honor any Rate Requests.

                                 PROMISSORY NOTE
LOAN NO: 932900001-1               (CONTINUED)                            PAGE 2
================================================================================

               (7) No Interest Period shall extend beyond the maturity date of this Note.

        NOTICES: AUTHORITY TO ACT. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower's convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower's obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $200.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
California Bank & Trust, Commercial Loan Center, 550 South Hope Street, Suite 300, Los Angeles, CA 90071.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 6.000% OF THE REGULARLY SCHEDULED PAYMENT OR $500.00, WHICHEVER IS LESS.

INTEREST AFTER DEFAULT. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

        PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

        OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

        DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

        INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

        EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

        CHANGE IN OWNERSHIP**

        ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

        INSECURITY. Lender in good faith believes itself insecure.

        CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF CALIFORNIA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein: inventory,

                                PROMISSORY NOTE
LOAN NO: 932900001-1              (CONTINUED)                            PAGE 3
===============================================================================

chattel paper, accounts, equipment and general intangibles described in Commercial Security Agreements dated February 7, 2002.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: DR. JOHN A. O'MALLEY, CEO/CHAIRMAN OF INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.; JOHN CALOZ, CFO/SECRETARY OF INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.; AND DONALD HORACEK, CONTROLLER. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement make in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

DEPOSIT AGREEMENT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its Indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.

FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust ("Bank") that all financial information ("Information") submitted to bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial information includes, but is not limited to all business Financial Statements (including interim and year-end financial statements that are company prepared and/or CPA-prepared, Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, personal Financial Statements and Personal Income Tax Returns. The undersigned understands that the Bank will rely on all financial information, whenever provided, and that such information is a material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future. The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

ADDITIONAL PROVISION FOR "SELECTION OF RATE OPTIONS" SECTION (SEE PAGE 1). The minimum initial LIBOR advance shall be $250,000.00 and in increments of $100,000.00 thereafter. *

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE

BORROWER:

BY:  /s/ John A. O'Malley               BY:  /s/ John Caloz
    ---------------------------------       -----------------------------------
     Dr. John A. O'Malley,                   John Caloz, CFO/Secretary of
     CEO of International Remote             International Remote Imaging, Inc.
     Imaging Systems, Inc.

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

**Any acquisition of Borrower's common stock by merger, new issuance, or otherwise, that results in one holder owning twenty-five percent (25%) or more of such common stock.

                                 PROMISSORY NOTE

----------------------------------------------------------------------------------------------------------------
 PRINCIPAL    LOAN DATE       MATURITY    LOAN NO.  CALL/COLL    ACCOUNT    OFFICER  INITIALS
$500,00.00    02-07-2002    01-31-2007  93290001-3             932900001-3   22163   [INITIALS ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
----------------------------------------------------------------------------------------------------------------

BORROWER: INTERNATIONAL REMOTE          LENDER: CALIFORNIA BANK & TRUST
             IMAGING SYSTEMS, INC.              COMMERCIAL LOAN CENTER
          9162 ETON AVENUE                      550 SOUTH HOPE STREET, SUITE 300
          CHATSWORTH, CA 91311                  LOS ANGELES, CA 90071
================================================================================

PRINCIPAL AMOUNT: $500,000.00     INITIAL RATE: 4.750%     DATE OF NOTE: FEBRUARY 7, 2002

PROMISE TO PAY. INTERNATIONAL REMOTE IMAGING SYSTEMS, INC. ("BORROWER") PROMISES TO PAY TO CALIFORNIA BANK & TRUST ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM FEBRUARY 7, 2002, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN 59 PRINCIPAL PAYMENTS OF $8,333.34 EACH AND ONE FINAL PRINCIPAL AND INTEREST PAYMENT OF $8,367.02. BORROWER'S FIRST PRINCIPAL PAYMENT IS DUE FEBRUARY 28, 2002, AND ALL SUBSEQUENT PRINCIPAL PAYMENTS ARE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING FEBRUARY 28, 2002, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT DUE JANUARY 31, 2007, WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ACCRUED UNPAID INTEREST, THEN TO PRINCIPAL, AND ANY REMAINING AMOUNT TO ANY UNPAID COLLECTION COSTS AND LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to change from time to time based on changes in an index which is the rate of interest set from time to time by Bank as its Prime Rate. California Bank & Trust Prime Rate is determined by Bank as a means of pricing credit extensions to some customers and is neither tied to any external rate of interest or index nor is it necessarily the lowest rate of interest charged by Bank at any given time for any particular class of customers or credit extensions (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.750%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 4.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Note. Principal shall be payable as specified herein in the "Payment" section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

       (A) DEFAULT OPTION. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph herein (the "Default Option").

       (B) LONDON INTERBANK OFFERED RATE. A margin of 2.000 percentage points over London Interbank Offered Rate. For purposes of this Note, London Interbank Offered Rate shall mean the rate of interest at which deposits in U.S. Dollars for the relevant Interest Period is offered to first class banks in the London Interbank market as quoted for the mid-moving average LIBOR Rate as published by Telerate Systems, Inc. or such other publication of such rate as the holder of this Note shall reasonably select, two (2) Business Days prior to the commencement of the relevant Interest Period. An "Interest Period" is a one, two or three month period as selected by Borrower in a writing delivered to Lender as provided below. Interest based on this Rate Option is a floating rate and will change on and as of the date of a change in London Interbank Offered Rate (the "Interest Period"). Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period and, in the case of an Interest Period greater than three (3) months, at three month (3 month) intervals after the first day of such Interest Period.

The following provisions concerning Rate Options are a part of this Note:

       SELECTION OF RATE OPTIONS. Provided Borrower is not in default under this Note, Borrower may request (a "Rate Request") that a $250,000.00 increment or any amount in excess thereof (an "Increment") of the outstanding principal of, or amount be disbursed under, this Note bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.*

       APPLICABLE INTEREST RATE. Borrower's Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the "Effective Rate"), which Borrower requested, for the applicable Interest Period, subject to the following:

           (1) Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this "Interest Rate Options" section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

           (2) Borrower may have no more than a total of 3 Effective Rates applicable to amounts outstanding under this Note at any given time.

           (3) A Rate Request shall be effective as to amounts to be disbursed under this Note only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower's account in accordance with the provisions of this Note and any related loan documents.

           (4) Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Default Option.

           (5) Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

                                 PROMISSORY NOTE
LOAN NO: 932900001-3               (CONTINUED)                            PAGE 2

================================================================================

           (6) If Borrower is in default under this Note ("Default"), then Lender shall no longer be obligated to honor any Rate Requests.

           (7) No Interest Period shall extend beyond the maturity date of this Note.

       NOTICES: AUTHORITY TO ACT. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower's convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower's obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $200.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: California Bank & Trust, Commercial Loan Center, 550 South Hope Street, Suite 300, Los Angeles, CA 90071.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 6.000% OF THE REGULARLY SCHEDULED PAYMENT OR $500.00, WHICHEVER IS LESS.

INTEREST AFTER DEFAULT. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

       PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

       OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

       DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

       FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

       INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

       CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

       EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

       CHANGE IN OWNERSHIP.**

       ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

       INSECURITY. Lender in good faith believes itself insecure.

       CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF CALIFORNIA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County,

                                PROMISSORY NOTE
LOAN NO. 93290001-3               (CONTINUED)                             PAGE 3
================================================================================

State of California.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: inventory, chattel paper, accounts, equipment and general intangibles described in a Commercial Security Agreement dated February 7, 2002.

DEPOSIT AGREEMENT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.

FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust ("Bank") that all financial information ("Information") submitted to Bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial Information includes, but it is not limited to all Business Financial Statements (including Interim and Year-End financial statements that are company prepared and/or CPA-prepared), Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, Personal Financial Statements and Personal Income Tax Returns. The undersigned understands that the Bank will rely on all financial information, whenever provided, and that such information is a material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future. The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

ADDITIONAL PROVISION FOR "SELECTION OF RATE OPTION" SECTION (SEE PAGE 1). The minimum initial LIBOR advance shall be $250,000.00 and in increments of $100,000.00 thereafter.*

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall insure to the benefit of Lender and its successor and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as a maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

By:/s/ Dr. John A. O'Malley                   By:/s/ John Caloz
   ----------------------------                  ----------------------------
   Dr. John A. O'Malley, CEO of                  John Caloz, CFO/Secretary of
   International Remote Imaging                  International Remote Imaging
   Systems, Inc.                                 Systems, Inc.

** Any acquisition of Borrower's common stock by merger, new issuance, or otherwise, that results in one holder owning twenty-five percent (25%) or more of such common stock.

                                PROMISSORY NOTE

----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE       MATURITY        LOAN NO          CALL/COLL     ACCOUNT          OFFICER    INITIALS
$1,000,000.00     02-07-2002      02-28-2007      932900001-4                    932900001-4      22163      [INITIALS ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
----------------------------------------------------------------------------------------------------------------------------------

BORROWER:  INTERNATIONAL REMOTE        LENDER:  CALIFORNIA BANK & TRUST
              IMAGING SYSTEMS, INC.             COMMERCIAL LOAN CENTER
           9162 ETON AVENUE                     550 SOUTH HOPE STREET, SUITE 300
           CHATSWORTH, CA 91311                 LOS ANGELES, CA 90071
================================================================================

PRINCIPAL AMOUNT: $1,000,000.00         INITIAL RATE: 4.750%        DATE OF NOTE: FEBRUARY 7, 2002

PROMISE TO PAY. INTERNATIONAL REMOTE IMAGING SYSTEMS, INC. ("BORROWER") PROMISES TO PAY TO CALIFORNIA BANK & TRUST ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE MILLION & 00/100 DOLLARS ($1,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT
SCHEDULE:

      SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY 12 CONSECUTIVE MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST, BEGINNING FEBRUARY 28, 2002 FOLLOWED BY 48 PRINCIPAL PLUS INTEREST PAYMENTS. BORROWER'S FIRST PRINCIPAL PLUS INTEREST IS DUE FEBRUARY 28, 2003, AND ALL SUBSEQUENT PRINCIPAL PLUS ACCRUED INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT DUE FEBRUARY 28, 2007, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID.

UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ACCRUED UNPAID INTEREST, THEN TO PRINCIPAL, AND ANY REMAINING AMOUNT TO ANY UNPAID COLLECTION COSTS AND LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS
NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to change from time to time based on changes in an index which is the rate of interest set from time to time by Bank as its Prime Rate. California Bank & Trust Prime Rate is determined by Bank as a means of pricing credit extensions to some customers and is neither tied to any external rate of interest or index nor is it necessarily the lowest rate of interest charged by Bank at any given time for any particular class of customers or credit extensions (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.750%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS A NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 4.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Note. Principal shall be payable as specified herein in the "Payment" section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

      (A) DEFAULT OPTION. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph herein (the "Default Option").

      (B) LONDON INTERBANK OFFERED RATE. A margin of 2.000 percentage points over London Interbank Offered Rate. For purposes of this Note, low London Interbank Offered Rate shall mean the rate of interest at which deposits in U.S. Dollars for the relevant Interest Period is offered to first class banks in the London Interbank market as quoted for the mid-moving average LIBOR Rate as published by Telerate Systems, Inc. or such other publication of such rate as the holder of this Note shall reasonably select, two (2) Business Days prior to the commencement of the relevant Interest Period. An "Interest Period" is a one, two or three month period as selected by Borrower in a writing delivered to Lender as provided below. Interest based on this Rate Option is a floating rate and will change on and as of the date of a change in London Interbank Offered Rate (the "Interest Period"). Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period and, in the case of an Interest Period greater than three (3) months, at three month (3 month) intervals after the first day of such Interest Period.

The following provisions concerning Rate Options are a part of this Note:

      SELECTION OF RATE OPTIONS. Provided Borrower is not in default under this Note, Borrower may request (a "Rate Request") that a $250,000.00 increment or any amount in excess thereof (an "Increment") of the outstanding principal of, or amounts to be disbursed under, this Note bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.*

      APPLICABLE INTEREST RATE. Borrower's Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the "Effective Rate"), which Borrower requested, for the applicable Interest Period, subject to the following:

            (1) Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this "Interest Rate Options" section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

            (2) Borrower may have no more than a total of 3 Effective Rates applicable to amounts outstanding under this Note at any given time.

            (3) A Rate Request shall be effective as to amounts to be disbursed under this Note only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower's account in accordance with the provisions of this Note and any related loan documents.

            (4) Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Default Option.

            (5) Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the

                                 PROMISSORY NOTE
LOAN NO: 932900001-4               (CONTINUED)                            PAGE 2

================================================================================

            Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

            (6) If Borrower is in default under this Note ("Default"), then Lender shall no longer be obligated to honor any Rate Requests.

            (7) No Interest Period shall extend beyond the maturity date of this Note.

      NOTICES: AUTHORITY TO ACT. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower's convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower's obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $200.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
California Bank & Trust, Commercial Loan Center, 550 South Hope Street, Suite 300, Los Angeles, CA 90071.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 6.000% OF THE REGULARLY SCHEDULED PAYMENT OR $500.00, WHICHEVER IS LESS.

INTEREST AFTER DEFAULT. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

      OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      CHANGE IN OWNERSHIP.**

      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

      INSECURITY. Lender in good faith believes itself insecure.

      CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
      (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF CALIFORNIA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA.

                                PROMISSORY NOTE
LOAN NO: 932900001-4                   (CONTINUED)                        PAGE 3
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CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: inventory, chattel paper, accounts, equipment and general intangibles described in a Commercial Security Agreement dated February 7, 2002.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: DR. JOHN A. O'MALLEY, CEO/CHAIRMAN OF INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.; JOHN CALOZ, CFO/SECRETARY OF INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.; AND DONALD HORACEK, CONTROLLER OF ADVANCED DIGITAL IMAGING RESEARCH, LLC. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

DEPOSIT AGREEMENT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.

FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust ("Bank") that all financial information ("Information") submitted to Bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial Information includes, but is not limited to all Business Financial Statements (including Interim and Year-End financial statements that are company prepared and/or CPA-prepared), Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, Personal Financial Statements and Personal Income Tax Returns. The undersigned understand that the Bank will rely on all financial information, whenever provided, and that such information is a material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future. The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

TERM OUT OF NON-REVOLVING LINE OF CREDIT. Borrower covenants and agrees with Lender, that upon the end of the twelve (12) month interest only payment period, the non-revolving feature of this loan will be discontinued and the loan balance will be converted to a forty-eight (48) month installment loan, with payments of Principal plus accrued interest at an interest rate based on selected interest rate as per the options described in the "Interest Rate Options" Section of this Note.

LOAN AGREEMENT. This Note is subject to the terms and conditions of that Loan Agreement executed by Borrower in favor of Lender on February 7, 2002.

ADDITIONAL PROVISION FOR "SELECTION OF RATE OPTIONS" SECTION (SEE PAGE 1). The minimum initial LIBOR advance shall be $250,000.00 and in increments of $100,000.00 thereafter.*

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


INTERNATIONAL REMOTE IMAGING SYSTEMS INC.

By: /s/ John A. O'Malley                   By:  /s/ John Caloz
   ------------------------------------       ----------------------------------
    DR. JOHN A. O'MALLEY, CEO/CHAIRMAN          JOHN CALOZ, CFO/SECRETARY OF
    OF INTERNATIONAL REMOTE IMAGING             INTERNATIONAL REMOTE IMAGING
    SYSTEMS, INC.                               SYSTEMS, INC.


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**   Any acquisition of Borrower's common stock by merger, new issuance, or otherwise, that results in one holder owning twenty-five percent (25%) or more of such common stock.